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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                October 28, 1998
                Date of Report (Date of Earliest Event Reported)

                       HEADLANDS MORTGAGE SECURITIES INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

          Delaware                    333-46019-2               68-0397342
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
of Incorporation)                                            Identification No.)

           1100 Larkspur Landing Circle, Suite 101, Larkspur, CA 94939
           -----------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (415) 461-6790
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           Other Events

                  Filing of Certain Materials

                  Pursuant to Rule 411(c) of Regulation C under the Securities Act of 1933, Headlands Mortgage Securities Inc. (the "Company") is filing an Opinion re Due Authorization (the "Opinion") with the Securities and Exchange Commission (the "Commission") relating to its Mortgage Pass-Through Certificates, Series 1998-2 for incorporation by reference into the Registration Statement on Form S-3 (file no. 333-46019).

                  The Opinion is filed as Exhibit 5.1.2.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits

                  (a)      Not applicable.

                  (b)      Not applicable.

                  (c)      Exhibits:

                           5.1.2 Opinion of Tobin & Tobin re Due Authorization of Series 1998-2 Certificates.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    November 3, 1998
                                    HEADLANDS MORTGAGE
                                    SECURITIES INC.

                                    By:  /s/ Gilbert J. MacQuarrie
                                         ---------------------------------------
                                         Gilbert J. MacQuarrie
                                         Vice President, Treasurer and Secretary
                                         (Principal Financial Officer and
                                         and Principal Accounting Officer)

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                                  EXHIBIT INDEX

Exhibit Number                                                       Page Number

5.1.2   Opinion of Tobin & Tobin re Due Authorization of
          Series 1998-2 Certificates.......................................5